UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21725
Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)
913-981-1020
Registrant's telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2007

Item 1. Report to Stockholders.

Tortoise Energy Capital Corp.

TYY
LISTED
NYSE

Yield

Growth

Quality

2007 Annual Report

November 30, 2007

...Steady Wins™

Company at a Glance
Tortoise Energy Capital Corp. is a closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.
Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on current dividends paid to stockholders.
In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.
Tortoise Capital achieves dividend growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise Capital. We also seek dividend growth through capital market strategies involving timely debt and equity offerings by Tortoise Capital that are primarily invested in MLP issuer direct placements.
We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Capital, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 60 MLPs in the market, mostly in industries related to energy and natural resources.
Tortoise Capital invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
A Tortoise Capital Investment Versus a Direct Investment in MLPs
Tortoise Capital provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Capital is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Capital include:
•     One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•     A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•     The ability to access investment grade credit markets to enhance stockholder return; and
•     Access to direct placements and other investments not available through the public markets.

Summary Financial Information  (Unaudited)
Year Ended November 30	2007
Market value per share	$25.47
Net asset value per share	27.84
Total net assets	484,644,904
Unrealized appreciation of investments (excluding interest rate swap contracts)
before deferred taxes	75,193,689
Unrealized appreciation of investments and interest rate swap contracts
after deferred taxes	39,957,483
Net investment loss	(11,684,059)
Net realized gain on investments and interest rate swaps after deferred taxes	18,999,522
Total investment return based on market value(1)	1.73%
(1)   See footnote 6 to the Financial Highlights on page 22 for further disclosure.
Allocation of Portfolio Assets November 30, 2007 (Unaudited) (Percentages based on total investment portfolio)
(Unaudited)
2007 Annual Report     1

January 21, 2008
Dear Fellow Stockholders,
The first half of Tortoise Energy Capital Corp.’s (Tortoise Capital) fiscal year was defined by tremendous growth in our portfolio as we participated in numerous attractive investment opportunities, financed through multiple offerings of common stock, preferred stock and debt securities. However, we also faced some unique obstacles during the second half of the year that affected our stock price performance. First, we faced a broad market sell-off related to credit market concerns which pushed MLP prices down. We then faced increased leverage costs as demand for our notes and preferred stock decreased. Despite this volatile second half, our portfolio companies continued to deliver strong growth in their quarterly distributions. In our view, this performance along with the ongoing need to expand the U.S. energy infrastructure sets the stage for growth in distributions from our portfolio companies in fiscal year 2008.
Performance Review
The volatility in financial markets was reflected in our stock price, in spite of growth in distributions from our investments in every quarter. We ended our second quarter with a year-to-date total return of 16.9 percent compared to our fiscal year total return of 1.7 percent. Our total return from inception to Nov. 30, 2007 is 6.7 percent on an annualized basis. These returns are based on market value, including the reinvestment of quarterly dividends. Portfolio holdings distribution growth was nearly 10 percent for the fiscal year, and dividend growth over the prior year was 8.3 percent. Our recent dividend of $0.415 per common share ($1.66 annualized) was our sixth consecutive dividend increase since full investment of initial public offering proceeds. This reflects a 6.4 percent increase over the dividend paid in the same quarter of the prior year and a 1.2 percent increase over the dividend paid in the prior quarter. This dividend represented an annualized yield of 6.5 percent based on the closing price of $25.47 on Nov. 30, 2007. For tax purposes, 95.1 percent of dividends paid in fiscal year 2007 will be treated as return of capital and the remainder will be characterized as qualified dividend income income. With continued focus on our strategic asset selection and liability management strategies, we maintain our expectation that long-term dividend growth will be approximately four percent on an annualized basis.
Our Leverage
In August 2007, turmoil in credit markets and liquidity concerns brought on by subprime mortgage market problems created a decline in demand in the auction rate securities, including our notes and preferred stock. Auction rate notes and preferred stock had historically reset with interest rates at or near 1-month LIBOR (the London Interbank Offered Rate), but we began to experience increased financing costs as rates reset at levels above LIBOR. While we attempt to hedge interest rate exposure associated with changes in short-term LIBOR, effective hedges are not available with respect to the spread of our auction rates above or below LIBOR.
(Unaudited)
2     Tortoise Energy Capital Corp.

In response to this challenging environment, we issued $100 million of fixed-rate long-term debt to new institutional investors in a private offering in December 2007. We also announced our intention to redeem $100 million of our outstanding auction rate notes. In addition, we have shortened the MMP II Stock reset period from a 28-day reset to a 7-day reset. These actions are designed to increase our financing flexibility and reduce our reliance on a single source of leverage.
We believe our $150 million credit facility, effective shelf registration statement and access to institutional debt investors provide us with the financial flexibility needed to transition through these challenging market conditions. We can always choose to reduce leverage through a partial liquidation of portfolio holdings, although we will only use this approach in moderation because we see significant investment opportunities in the MLP sector.
Although the increase in leverage costs decreased our Distributable Cash Flow for the 4th quarter 2007, leverage will remain an important component of our investment strategy, assuming it continues to create stockholder value by delivering investment returns that exceed our borrowing costs.
Investment Review
In fiscal 2007, we financed our investment activity by drawing on the shelf registration statement we put in place in 2007. Through multiple offerings during the year we issued common stock, preferred stock and debt securities that totaled $253 million.
During our fourth quarter, we actively participated in supporting MLP growth projects and asset purchases with the completion of a $6.5 million direct placement in Class D units of Copano Energy, L.L.C., a $2.2 million investment in the initial public offering of OSG America L.P. and a $10.5 million investment in the initial public offering of El Paso Pipeline Partners, L.P.
Since our inception in May 2005 through the date of this letter, we have financed energy infrastructure growth through the completion of 35 direct placement and IPO purchases totaling $464 million. During fiscal year 2007, we invested $134 million in direct placements and IPOs.
(Unaudited)
2007 Annual Report     3

Master Limited Partnership Investment Overview and Outlook
The second half of 2007 reflected a broad market sell-off related to sub-prime mortgage and credit market concerns which pushed MLP prices down. The S&P MLP Index reflected a total return of 19.7 percent for the six months ended May 31, 2007, compared to a total return of 10.3 percent for the twelve months ended Nov. 30, 2007. These returns are based on market value, including the reinvestment of quarterly dividends. Yet, according to Lehman Brothers, MLP market capitalization continued to climb, reaching $137.8 billion as of Oct. 17, 2007. Public and private offerings to finance internal growth projects and acquisition activity, and the emergence of oil and gas MLP initial public offerings fueled this growth.
During the year MLP dividend yield performance surpassed REITs and utilities. On Nov. 30, 2007, the Alerian MLP Index annualized dividend yield was 6.4 percent compared to the FTSE NAREIT Equity REIT Index yield of 4.6 percent and the Dow Jones Utility Average Index yield of 2.9 percent. We believe MLPs offer income investors attractive risk and return qualities relative to REITs and utilities.
In the short run, we expect a potentially slower economy which could have a minimal impact on energy demand. For the long term, we expect projected annual end-user demand growth for energy to be in the 1 percent range through 2030.
With more than $24 billion in MLP organic growth projects slated between now and 2010, we expect attractive distribution growth from our portfolio companies averaging 5 to 8 percent over the next several years and attractive direct placement investment opportunities.
Conclusion
We maintain our positive outlook that Tortoise Capital’s portfolio of companies will deliver yield, growth and quality and are poised to fund critical growth projects in the U.S. energy infrastructure industry.
Thank you for your confidence and support. We look forward to seeing you at the annual stockholders’ meeting on April 21, 2008. For those unable to attend, please access our webcast of the meeting at www.tortoiseadvisors.com.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Capital Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey	Terry Matlack	David J. Schulte
(Unaudited)
4     Tortoise Energy Capital Corp.

Table Of Contents
6	Key Financial Data
8	Management’s Discussion
12	Business Description
15	Schedule of Investments
17	Statement of Assets & Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Statement of Cash Flows
21	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Company Officers and Directors
34	Additional Information
2007 Annual Report     5

Key Financial Data  (Supplemental Unaudited Information)
(dollar amounts in thousands unless otherwise indicated)
The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.
	Year Ended November 30,
	2006	2007
Total Distributions Received from Investments
Distributions received from master limited partnerships	$34,071	$45,830
Dividends paid in stock	5,946	8,227
Dividends from common stock	—	57
Short-term interest and dividend income	790	306
Total from investments	40,807	54,420
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	5,510	8,493
Other operating expenses	1,109	1,275
	6,619	9,768
Distributable cash flow before leverage costs and current taxes	34,188	44,652
Leverage costs(2)	9,807	17,330
Current income tax expense	28	153
Distributable Cash Flow(3)	$24,353	$27,169
Dividends paid on common stock	$24,029	$27,781
Dividends paid on common stock per share	1.505	1.630
Payout percentage for period(4)	98.7%	102.3%
Net realized gain, net of deferred taxes	2,637,597	18,999,522
Total assets, end of period	706,624	910,806
Average total assets during period(5)	602,940	897,175
Leverage (Tortoise Notes, Preferred Stock and short-term credit facility)(6)	218,000	324,700
Leverage as a percent of total assets	30.9%	35.6%
Unrealized appreciation net of deferred taxes, end of period	87,161	127,118
Net assets, end of period	429,010	484,645
Average net assets during period(7)	390,212	501,668
Net asset value per common share	26.79	27.84
Market value per share	26.50	25.47
Shares outstanding	16,013,802	17,406,086
Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	6.77%	6.07%
Net operating expenses before leverage costs and current taxes	1.10%	1.09%
Distributable cash flow before leverage costs and current taxes	5.67%	4.98%
As a Percent of Average Net Assets
Distributable Cash Flow(3)	6.24%	5.42%
(1)   Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)   Leverage costs include interest expense, recurring auction agent fees, interest rate swap expenses and preferred dividends.
(3)   “Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, non-recurring auction agent fees and amortization of debt issuance costs; and decreased by dividends to preferred stockholders, current taxes, and realized and unrealized gains (losses) on interest rate swap settlements.
6     Tortoise Energy Capital Corp.

2006	2007
Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
$9,220	$10,208	$11,501	$11,950	$12,171
1,470	1,535	2,147	2,181	2,364
—	—	—	37	20
141	135	158	6	7
10,831	11,878	13,806	14,174	14,562

1,532	1,779	2,236	2,333	2,145
256	291	335	362	287
1,788	2,070	2,571	2,695	2,432
9,043	9,808	11,235	11,479	12,130
2,708	3,442	4,365	4,389	5,134
2	2	45	44	62
$6,333	$6,364	$6,825	$7,046	$6,934

$6,229	$6,406	$7,032	$7,119	$7,224
0.390	0.400	0.405	0.410	0.415
98.4%	100.7%	103.0%	101.0%	104.2%
849,545	1,636,930	4,903,897	3,314,612	9,144,083
706,624	854,184	985,458	934,774	910,806
661,332	773,384	935,644	980,979	919,414
218,000	288,300	302,700	324,200	324,700
30.9%	33.8%	30.7%	34.7%	35.6%
87,161	134,589	187,893	147,655	127,118
429,010	468,856	554,563	506,598	484,645
411,564	452,446	520,176	536,508	496,416
26.79	29.28	31.94	29.18	27.84
26.50	29.11	30.15	30.00	25.47
16,013,802	16,013,802	17,363,802	17,363,802	17,406,086

6.57%	6.23%	5.85%	5.73%	6.35%
1.08%	1.09%	1.09%	1.09%	1.06%
5.49%	5.14%	4.76%	4.64%	5.29%

6.17%	5.70%	5.21%	5.21%	5.60%
(4)   Dividends paid as a percentage of Distributable Cash Flow.
(5)   Computed by averaging month-end values within each period.
(6)   The balance on the short-term credit facility was $24,700,000 as of November 30, 2007.
(7)   Computed by averaging daily values within each period.
(8)   Annualized for period less than one full year. Operating ratios contained in our Financial Highlights are based on net assets as required by GAAP, and include current and deferred income tax expense and leverage costs.
2007 Annual Report     7

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this annual report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise Capital’s goal is to provide a growing dividend stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds as well as taxable accounts.
We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Our private purchases principally involve financing directly to an MLP through equity investments, which we refer to as direct placements. MLPs typically use this financing to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a private financing offers advantages. These direct placement opportunities generally arise from our long-term relationships with energy infrastructure MLPs and our expertise in origination, structuring, diligence and investment oversight.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining dividends to stockholders. Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of DCF on an annualized basis.
Determining DCF
DCF is simply distributions received from investments less expenses. The total distributions received from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The expenses include current or anticipated operating expenses, leverage costs and current income taxes on our operating income. Each are summarized for you in the table on pages 6 and 7 and are discussed in more detail below.
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital and (3) distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring auction agent fees, dividends to preferred stockholders and realized and unrealized gains (losses) on interest swap settlements as leverage costs, as well as current tax expense.
(Unaudited)
8     Tortoise Energy Capital Corp.

Management’s Discussion
(Continued)
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.
We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.
Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a dividend payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases and produce positive returns.
Total distributions received from our investments relating to DCF for the 4th quarter 2007 was approximately $15 million, representing a 34 percent increase as compared to 4th quarter 2006 and a 3 percent increase as compared to 3rd quarter 2007. These increases reflect the earnings from investment of the proceeds from additional leverage and a follow-on equity offering, as well as distribution increases from our MLP investments.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.06 percent of average total assets for the 4th quarter 2007 as compared to 1.08 percent for the 4th quarter 2006 and 1.09 percent for the 3rd quarter 2007.
Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized and unrealized gain or loss on our swap settlements and (4) our preferred dividends.
We have entered into interest rate swap agreements in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. As indicated in Note 11, Tortoise Capital has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates, and is intended to approximate our variable rate payment obligation. While we generally hedge the interest rate exposure associated with changes in LIBOR, we cannot effectively hedge the spread above or below LIBOR at which the rates on our leverage reset during the auction process.
Historically, auctions for our leverage have resulted in interest rates ranging from slightly above to slightly below LIBOR. As a result of the sub-prime mortgage market problems and changes in how auction rate securities are accounted for by corporations, demand for our auction securities has decreased, causing interest rates to reset at levels above our historical range. We have taken initial steps to address the decreased demand for a portion of our auction rate securities by diversifying the structure of our leverage and investor base.
(Unaudited)
2007 Annual Report     9

Management’s Discussion
(Continued)
Subsequent to year-end, we issued $100 million of Series D Notes in a private placement. The Notes have a fixed rate of 6.07 percent and mature in 2014. Proceeds will be used to redeem $20 million of our existing Series A Notes, all of our $60 million Series B Notes and $20 million of our Series C Notes. This significantly reduces our exposure to the auction rate market and diversifies our leverage investor base, at terms which we believe match well with our long-term assets.
As a result of the issuance of the $100 million Series D Notes, we closed-out $90 million notional amount of interest rate swap contracts subsequent to year-end.
The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (U.S. Bank pays Tortoise Capital the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (Tortoise Capital pays U.S. Bank the net difference). We realized approximately $192,000 in gains on interest rate swap settlements during the 4th quarter 2007 as compared to approximately $195,000 for the 3rd quarter 2007.
Total leverage costs for DCF purposes were approximately $5.1 million for the 4th quarter 2007 (excluding $200,000 in non-recurring auction agent fees) as compared to $2.7 million for the 4th quarter 2006 and $4.4 million for the 3rd quarter 2007. These increases reflect the issuance of an additional $110 million in leverage in the 2nd quarter 2007 and increased borrowing costs. The average cost of long-term leverage outstanding, excluding the auction agent fees and net of our interest rate swap agreements was 6.24 percent for 4th quarter 2007 as compared to 5.15 percent for the 3rd quarter 2007. This change was primarily due to an increase in the auction rate spread to LIBOR.
Distributable Cash Flow
For 4th quarter 2007, our DCF was approximately $6.9 million, an increase of $601,000 or 9 percent as compared to 4th quarter 2006 and a decrease of $112,000 or 2 percent as compared to 3rd quarter 2007. These changes are the net result of earnings from additional leverage, growth in distributions and increased expenses, as outlined above. Current income tax expense reflects estimated Canadian taxes payable by Tortoise Capital on Canadian income allocated to the company. We paid a dividend of $7.2 million, or 104 percent of DCF during the quarter and $27.8 million or 102 percent of DCF for the fiscal year. The decrease in DCF is primarily the result of an increase in current leverage costs. We anticipate near-term variances in our leverage costs to continue to impact DCF. Long term, we expect continued growth in distributions from our investments in MLPs to provide growth in DCF. This, when combined with more stable leverage costs and occasionally small portions of realized gains from investments, would provide stable and growing dividends. On a per share basis, we declared a $0.415 dividend on November 12, 2007, for an annualized run-rate of $1.66. This is an increase of approximately 6 percent as compared to 4th quarter 2006 and 1 percent as compared to 3rd quarter 2007.
Taxation of our Distributions
We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Dividends declared and paid by Tortoise Capital in a year generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income or return of capital.
The tax character of the dividend you receive depends on whether Tortoise Capital has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.
(Unaudited)
10     Tortoise Energy Capital Corp.

Management’s Discussion
(Continued)
In the event Tortoise Capital has earnings and profits, all or a portion of our dividend would be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our dividend that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1s we receive and become less return of capital and more in the form of income. Second, we could sell an MLP investment in which Tortoise Capital has a gain at any time. The unrealized gain we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2007, Tortoise Capital’s investments at value are $902 million, with an adjusted cost of $680 million. The $222 million difference reflects gain that would be realized if those investments were sold at those values. A sale could give rise to earnings and profits in that period and make all or a portion of the distributions taxable qualified dividends. Note, however, that the Statement of Assets and Liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these reasons that we inform you of the tax treatment after the close of each year because the ultimate result is undeterminable and difficult to predict until the year is over. For book purposes, dividends for the fiscal year ended 2007 were comprised entirely of return of capital. For tax purposes, dividends for the fiscal year ended 2007 were comprised of approximately 95.1 percent return of capital and 4.9 percent qualified dividend income (presuming you hold the shares for the requisite holding period). This information will be reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.
Liquidity and Capital Resources
Tortoise Capital had total assets of $911 million at quarter end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 4th quarter 2007, total assets decreased from $935 million to $911 million, a decrease of $24 million or 3 percent. This change was primarily the result of a decrease in net unrealized appreciation of investments.
Total leverage outstanding at November 30, 2007 of $325 million is comprised of $190 million in senior notes rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, $110 million in preferred stock rated ‘Aa2’ and ‘AA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, and approximately $25 million outstanding under the credit facility. Total leverage represented 35.6 percent of total assets at November 30, 2007. Our long-term target for leverage remains approximately 33 percent of total assets, although temporary increases up to 38 percent are allowed. In this event, we intend to reduce leverage to our long-term target over time by executing portfolio sales and/or an equity offering. We may continue to utilize our line of credit to make desirable investments as they become available and provide flexibility in managing our capital structure.
During the 4th quarter, we changed the lead broker/dealer on our MMP II Stock in an effort to gain a more retail investor base. Retail investors have remained very active in the auction rate markets during the current credit environment. In addition, subsequent to year-end we changed the length of the typical auction rate period for the MMP II Stock from 28 days to 7 days. We will closely monitor the results of these changes as we continue to assess the auction rate markets.
As mentioned above and disclosed in Note 14 in the Notes to Financial Statements, subsequent to year-end we completed a private offering of $100,000,000 of Series D Notes. The Series D Notes mature on December 21, 2014 and bear a fixed interest rate of 6.07 percent. The proceeds will be used to retire a portion of our outstanding auction rate senior notes.
(Unaudited)
2007 Annual Report     11

Business Description
November 30, 2007
Tortoise Capital
Tortoise Energy Capital Corp. (Tortoise Capital) commenced operations in May 2005. Tortoise Capital’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. For purposes of Tortoise Capital’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which Tortoise Capital invests regardless of the tax character of the distributions.
Tortoise Capital seeks to provide its stockholders with an efficient vehicle to invest in a portfolio consisting primarily of master limited partnerships (MLPs) and their affiliates in the energy infrastructure sector. Similar to the tax characterization of distributions made by MLPs to their unitholders, Tortoise Capital believes a relatively high portion of its distributions to stockholders will be treated as a return of capital.
Tortoise Capital is a non-diversified, closed-end management investment company, for which Tortoise Capital Advisors, L.L.C. (the Adviser) serves as Tortoise Capital’s investment adviser.
Energy Infrastructure Industry
Energy infrastructure companies (including MLPs) engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil,refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. Tortoise Capital invests solely in energy infrastructure companies operating in the United States.
Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.
Master Limited Partnerships
Under normal circumstances, Tortoise Capital invests at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. MLPs are organized as partnerships, thereby eliminating income tax at the entity level.
The typical MLP has two classes of partners—the general partner and the limited partners. The general partner is usually a major energy company, utility, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a two percent equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and that only convert to common if certain financial tests are met.
As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs’ partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50 percent of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
Energy infrastructure MLPs in which Tortoise Capital invests can generally be classified in the following categories:
•     Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.
(Unaudited)
12     Tortoise Energy Capital Corp.

Business Description
(Continued)
•     Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (NGLs). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee-based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
•     Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately three percent of the household energy needs in the U.S., largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70 percent of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
•     Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs and the effect on demand that the Clean Air Act standards have on coal end-users.
•     Marine Shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportaion of these products utilizing the MLPs’ vessels. Transportaion services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo tansported, the number of voyages made, the parties operating a vessel or other factors.
Tortoise Capital invests primarily in equity securities of MLPs, which currently consist of common units and convertible subordinated units. Tortoise Capital also may invest in I-Shares issued by affiliates of MLPs. Almost all MLP common units and I-Shares in which Tortoise Capital invests are listed and traded on the NYSE, AMEX or NASDAQ National Market. Tortoise Capital also may purchase MLP common units directly from MLPs or unitholders of MLPs that are not initially readily tradable. MLP convertible subordinated units are generally not listed or publicly traded and are typically purchased in direct transactions with MLP affiliates or institutional holders of such shares.
MLP common unitholders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unitholders are entitled to minimum quarterly distributions (MQD), including arrearage rights, prior to any distribution payments to convertible subordinated unitholders or incentive distribution payments to the general partner. MLP convertible subordinated units generally are convertible into common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units generally do not have arrearage rights. I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. Tortoise Capital invests in I-Shares only if it believes the issuer will have adequate cash to satisfy its distribution targets.
Summary of Investment Policies
Under normal circumstances, Tortoise Capital invests at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of energy infrastructure MLPs and their affiliates.
Tortoise Capital has adopted the following additional nonfundamental investment policies:
•     Tortoise Capital may invest up to 50 percent of its total assets in restricted securities. Subject to this policy, Tortoise Capital may invest without limitation in illiquid securities.
(Unaudited)
2007 Annual Report     13

Business Description
(Continued)
•     Tortoise Capital may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade (commonly referred to as junk bonds).
•     Tortoise Capital will not invest more than 15 percent of its total assets in any single issuer.
•     Tortoise Capital will not engage in short sales.
Tax Status of Company
Unlike most investment companies, Tortoise Capital is not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (“the Internal Revenue Code”). Therefore, Tortoise Capital is obligated to pay federal and applicable state corporate taxes on its taxable income. Unlike regulated investment companies, Tortoise Capital is not required to distribute substantially all of its income and capital gains. Tortoise Capital invests a substantial portion of its assets in MLPs.
Although the MLPs generate income taxable to Tortoise Capital, the Company expects the MLPs to pay cash distributions in excess of the taxable income reportable by Tortoise Capital. Similarly, Tortoise Capital expects to distribute substantially all of its distributable cash flow (DCF). DCF is the amount received by Tortoise Capital as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities owned by Tortoise Capital, less current or anticipated operating expenses, taxes on Tortoise Capital’s taxable income, and leverage costs paid by Tortoise Capital (including leverage costs of its notes, preferred shares and temporary borrowings under its credit facility).
Summary of Tax Features for U.S. Stockholders
Stockholders of Tortoise Capital hold stock of a corporation. Shares of stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, stockholders of Tortoise Capital will not recognize an allocable share of Tortoise Capital income, gains, losses and deductions. Stockholders recognize income only if Tortoise Capital pays distributions from current or accumulated earnings and profits allocable to the particular shares held by a stockholder. Such distributions will be taxable to a stockholder in the current period as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, currently subject to favorable capital gains rates. If distributions exceed Tortoise Capital’s allocated current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder’s basis in its stock. To the extent excess distributions exceed a stockholder’s basis, the amount in excess of basis will be taxed as capital gain.
Based on the historical performance of MLPs, Tortoise Capital expects that a significant portion of distributions to holders of stock will constitute a tax-free return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on the preferred stock, if any, and then to the extent remaining, if any, to pay distributions on common stock. There is no assurance that Tortoise Capital will make regular distributions or that Tortoise Capital’s expectation regarding the tax character of its distributions will be realized. The special tax treatment for qualified dividends is scheduled to expire as of December 31, 2010.
Upon the sale of stock, a stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the stockholder and the stockholder’s federal income tax basis in its stock sold, as adjusted to reflect return(s) of capital. Generally, such capital gain or loss will be long-term capital gain or loss if the stock were held as a capital asset for more than one year.
Distributions
Tortoise Capital intends to pay out substantially all of its DCF to holders of stock through quarterly distributions. Tortoise Capital’s Board of Directors adopted a policy to target distributions to common stockholders in an amount of at least 95 percent of DCF on an annual basis. Distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that Tortoise Capital will continue to make regular distributions.
(Unaudited)
14     Tortoise Energy Capital Corp.

Schedule of Investments
	November 30, 2007
	Shares	Value
Common Stock — 0.2%(1)
Shipping — 0.2%(1)
Republic of the Marshall Islands — 0.2%(1)
Capital Product Partners L.P. (Cost $839,575)	39,050	$965,316
Master Limited Partnerships and Related Companies — 185.9%(1)
Crude/Refined Products Pipelines — 86.5%(1)
United States — 86.5%(1)
Buckeye Partners, L.P.	315,600	15,164,580
Enbridge Energy Partners, L.P.	860,700	44,059,233
Enbridge Energy Partners, L.P.(2)(3)	296,817	14,736,947
Global Partners LP	142,857	3,924,282
Holly Energy Partners, L.P.	49,215	2,140,852
Kinder Morgan Management, LLC(3) (4)	1,935,342	96,863,867
Magellan Midstream Partners, L.P.	798,900	34,975,842
NuStar Energy L.P.	722,400	40,887,840
NuStar GP Holdings, LLC	145,300	4,132,332
Plains All American Pipeline, L.P.	1,577,300	82,477,017
SemGroup Energy Partners, L.P.	72,300	1,934,025
Sunoco Logistics Partners L.P.	885,205	42,854,323
TEPPCO Partners, L.P.	755,898	30,024,269
TransMontaigne Partners L.P.	166,800	5,170,800
		419,346,209
Natural Gas/Natural Gas Liquids Pipelines — 52.1%(1)
United States — 52.1%(1)
Boardwalk Pipeline Partners, LP	864,900	27,633,555
El Paso Pipeline Partners, L.P.	778,590	18,141,147
Energy Transfer Equity, L.P.	547,246	18,885,459
Energy Transfer Partners, L.P.	731,060	37,649,590
Enterprise GP Holdings L.P.	214,764	7,563,988
Enterprise Products Partners L.P.	2,689,045	84,059,547
ONEOK Partners, L.P.	290,750	17,494,427
Spectra Energy Partners, LP	231,715	5,809,095
TC PipeLines, LP	947,654	35,025,292
		252,262,100
Natural Gas Gathering/Processing — 39.1%(1)
United States — 39.1%(1)
Copano Energy, L.L.C.	860,500	33,559,500
Copano Energy, L.L.C.(2)	187,536	6,507,499
Crosstex Energy, L.P.(5)	1,269,913	42,580,183
Crosstex Energy, L.P.(2) (5) (6)	581,301	15,602,119
DCP Midstream Partners, LP	309,150	12,591,680
Duncan Energy Partners L.P.	331,950	7,561,821
2007 Annual Report     15

Schedule of Investments
(Continued)
	November 30, 2007
	Shares	Value
Exterran Partners, L.P.	45,800	$1,591,550
Exterran Partners, L.P.(2)	172,662	5,834,249
Hiland Partners, LP	2,200	104,500
MarkWest Energy Partners, L.P.	1,101,195	36,086,160
Regency Energy Partners LP	257,355	7,939,402
Targa Resources Partners LP	84,200	2,399,700
Williams Partners L.P.	416,539	17,132,249
		189,490,612
Shipping — 4.0%(1)
Republic of the Marshall Islands — 0.7%(1)
Teekay LNG Partners L.P.	111,000	3,291,150
United States — 3.3%(1)
K-Sea Transportation Partners L.P.	364,410	13,464,949
OSG America L.P.	142,045	2,654,821
		16,119,770
		19,410,920
Propane Distribution — 4.2%(1)
United States — 4.2%(1)
Inergy, L.P.	623,468	20,138,016
Total Master Limited Partnerships and Related Companies (Cost $679,108,838)		900,647,857
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
First American Government Obligations Fund — Class Y, 4.37%(7) (Cost $136,575)	136,575	136,575
Total Investments — 186.1%(1) (Cost $680,084,988)		901,749,748
Auction Rate Senior Notes — (39.2%)(1)		(190,000,000)
Interest Rate Swap Contracts — (2.8%)(1)
$290,000,000 notional — Unrealized Depreciation(8)		(13,314,124)
Liabilities in Excess of Cash and Other Assets — (21.4%)(1)		(103,790,720)
Preferred Shares at Redemption Value — (22.7%)(1)		(110,000,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$484,644,904
(1)   Calculated as a percentage of net assets applicable to common stockholders.
(2)   Fair valued securities represent a total market value of $42,680,814 which represents 8.8% of net assets. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.
(3)   Security distributions are paid-in-kind.
(4)   All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts.
(5)   Affiliated investment; the Company owns 5% or more of the outstanding voting securities of the issuer. See Note 7 to the financial statements for further disclosure.
(6)   Non-income producing.
(7)   Rate indicated is the 7-day effective yield as of November 30, 2007.
(8)   See Note 11 to the financial statements for further disclosure.
See accompanying Notes to the Financial Statements
16     Tortoise Energy Capital Corp.

Statement of Assets & Liabilities
November 30, 2007
Assets
Investments at value, non-affiliated (cost $624,424,777)	$843,567,446
Investment at value, affiliated (cost $55,660,211)	58,182,302
Total investments (cost $680,084,988)	901,749,748
Cash	280,253
Receivable for investments sold	6,377,675
Interest and dividend receivable	4,080
Prepaid expenses and other assets	2,394,588
Total assets	910,806,344
Liabilities
Payable to Adviser	1,433,997
Dividend and distributions payable on common stock	1,223,625
Dividend and distributions payable on preferred stock	344,450
Accrued expenses and other liabilities	849,879
Unrealized depreciation of interest rate swap contracts	13,314,124
Short-term borrowings	24,700,000
Deferred tax liability	84,295,365
Auction rate senior notes payable	190,000,000
Total liabilities	316,161,440
Preferred Shares
$25,000 liquidation value per share applicable to 4,400 outstanding shares
(4,400 shares authorized)	110,000,000
Net assets applicable to common stockholders	$484,644,904
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 17,406,086 shares issued and outstanding
(100,000,000 shares authorized)	$17,406
Additional paid-in capital	353,293,495
Accumulated net investment loss, net of deferred tax benefit	(17,420,832)
Undistributed realized gain, net of deferred tax expense	21,636,803
Net unrealized gain on investments and interest rate swap contracts,
net of deferred tax expense	127,118,032
Net assets applicable to common stockholders	$484,644,904
Net Asset Value per common share outstanding (net assets applicable to common stock,
divided by common shares outstanding)	$27.84
See accompanying Notes to the Financial Statements.
2007 Annual Report     17

Statement of Operations
Year Ended November 30, 2007
Investment Income
Distributions from master limited partnerships (including $2,895,402 from affiliate)	$45,829,632
Less return of capital on distributions (including $2,605,861 from affiliate)	(42,831,727)
Net distributions from master limited partnerships	2,997,905
Dividends from common stock	57,719
Dividends from money market mutual funds	23,891
Interest	281,682
Total Investment Income	3,361,197
Operating Expenses
Advisory fees	8,493,246
Administrator fees	529,103
Professional fees	263,357
Directors’ fees	108,001
Custodian fees and expenses	100,130
Fund accounting fees	74,123
Reports to stockholders	72,501
Registration fees	54,496
Stock transfer agent fees	12,749
Other expenses	60,065
Total Operating Expenses	9,767,771
Interest expense	11,651,568
Auction agent fees	889,886
Amortization of debt issuance costs	53,179
Total Interest, Auction Agent and Debt Issuance Costs	12,594,633
Total Expenses	22,362,404
Net Investment Loss, before Income Taxes	(19,001,207)
Current tax expense	(152,988)
Deferred tax benefit	7,470,136
Income tax benefit, net	7,317,148
Net Investment Loss	(11,684,059)
Realized and Unrealized Gain on Investments and Interest Rate Swaps
Net realized gain on investments	30,469,717
Net realized gain on interest rate swaps	677,040
Net realized gain, before deferred tax expense	31,146,757
Deferred tax expense	(12,147,235)
Net realized gain on investments and interest rate swaps	18,999,522
Net unrealized appreciation of investments	75,193,689
Net unrealized depreciation of interest rate swap contracts	(9,689,619)
Net unrealized appreciation, before deferred tax expense	65,504,070
Deferred tax expense	(25,546,587)
Net unrealized appreciation of investments and interest rate swap contracts	39,957,483
Net Realized and Unrealized Gain on Investments and Interest Rate Swaps	58,957,005
Dividends and Distributions to Preferred Stockholders	(5,557,282)
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$41,715,664
See accompanying Notes to the Financial Statements.
18     Tortoise Energy Capital Corp.

Statement of Changes in Net Assets
	Year Ended November 30,
	2007	2006
Operations
Net investment loss	$(11,684,059)	$(5,736,773)
Net realized gain on investments and interest rate swaps	18,999,522	2,637,597
Net unrealized appreciation of investments and interest
rate swap contracts	39,957,483	87,973,824
Dividends and distributions to preferred stockholders	(5,557,282)	(3,009,156)
Net increase in net assets applicable to common stockholders
resulting from operations	41,715,664	81,865,492
Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(27,780,545)	(24,029,094)
Total dividends and distributions to common stockholders	(27,780,545)	(24,029,094)
Capital Stock Transactions
Proceeds from shelf offering of 1,350,000 common shares	42,997,500	—
Underwriting discounts and offering expenses associated with the
issuance of common stock	(2,033,577)	—
Underwriting discounts and offering expenses associated with the
issuance of preferred stock	(497,910)	(903,565)
Issuance of 42,284 and 63,141 common shares from reinvestment
of dividend distributions to stockholders	1,233,873	1,621,624
Net increase in net assets, applicable to common stockholders,
from capital stock transactions	41,699,886	718,059
Total increase in net assets applicable to common stockholders	55,635,005	58,554,457
Net Assets
Beginning of year	429,009,899	370,455,442
End of year	$484,644,904	$429,009,899
Accumulated net investment loss, net of deferred tax benefit,
at the end of the year	$(17,420,832)	$(5,736,773)
See accompanying Notes to the Financial Statements.
2007 Annual Report     19

Statement of Cash Flows
Year Ended November 30, 2007
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$46,729,006
Interest and dividend income received	371,984
Purchases of long-term investments	(224,227,387)
Proceeds from sales of long-term investments	81,697,067
Proceeds from sales of short-term investments, net	210,637
Proceeds from interest rate swap settlements, net	677,040
Interest expense paid	(12,262,347)
Income taxes paid	(180,996)
Operating expenses paid	(9,500,708)
Net cash used in operating activities	(116,485,704)
Cash Flows From Financing Activities
Advances from revolving line of credit	208,500,000
Repayments on revolving line of credit	(211,800,000)
Issuance of common stock	42,997,500
Issuance of preferred stock	40,000,000
Issuance of auction rate senior notes	70,000,000
Common and preferred stock issuance costs	(2,531,487)
Debt issuance costs	(771,517)
Dividends and distributions paid to common stockholders	(25,323,047)
Dividends and distributions paid to preferred stockholders	(5,450,744)
Net cash provided by financing activities	115,620,705
Net decrease in cash	(864,999)
Cash — beginning of year	1,145,252
Cash — end of year	$280,253
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$41,715,664
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(224,227,387)
Return of capital on distributions received	42,831,727
Proceeds from sales of long-term investments	88,074,742
Proceeds from sales of short-term investments, net	210,637
Deferred income tax expense	30,223,686
Net unrealized appreciation of investments and interest rate swap contracts	(65,504,070)
Net realized gain on investments	(30,469,717)
Accretion of discount on long-term investments	(3,831)
Amortization of debt issuance costs	53,179
Dividends and distributions to preferred stockholders	5,557,282
Changes in operating assets and liabilities:
Decrease in interest, dividend and distribution receivable	911,897
Increase in receivable for investments sold	(6,377,675)
Increase in prepaid expenses and other assets	(85,300)
Decrease in current tax liability	(27,973)
Increase in payable to Adviser	388,053
Increase in accrued expenses and other liabilities	243,382
Total adjustments	(158,201,368)
Net cash used in operating activities	$(116,485,704)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$1,233,873
See accompanying Notes to the Financial Statements.
20     Tortoise Energy Capital Corp.

Financial Highlights
	Year Ended November 30, 2007	Year Ended November 30, 2006	Period from May 31, 2005(1) through November 30, 2005
Per Common Share Data(2)
Net Asset Value, beginning of period	$26.79	$23.23	$—
Public offering price	—	—	25.00
Underwriting discounts and offering costs on issuance of
common and preferred stock(3)	(0.03)	(0.06)	(1.18)
Premiums less underwriting discounts and offering costs
on offering of common stock(4)	(0.12)	—	—
Income (loss) from Investment Operations:
Net investment income (loss)(5)	(0.64)	(0.36)	0.04
Net realized and unrealized gain (loss) on investments(5)	3.80	5.68	(0.05)
Total increase (decrease) from investment operations	3.16	5.32	(0.01)
Less Dividends and Distributions to Preferred Stockholders:
Net investment income	—	—	—
Return of capital	(0.33)	(0.19)	—
Total dividends and distributions to preferred stockholders	(0.33)	(0.19)	—
Less Dividends and Distributions to Common Stockholders:
Net investment income	—	—	(0.03)
Return of capital	(1.63)	(1.51)	(0.55)
Total dividends and distributions to common stockholders	(1.63)	(1.51)	(0.58)
Net Asset Value, end of period	$27.84	$26.79	$23.23
Per common share market value, end of period	$25.47	$26.50	$22.09
Total Investment Return Based on Market Value(6)	1.73%	27.67%	(8.33)%
2007 Annual Report     21

Financial Highlights
(Continued)
	Year Ended November 30, 2007	Year Ended November 30, 2006	Period from May 31, 2005(1) through November 30, 2005
Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$484,645	$429,010	$370,455
Ratio of expenses (including current and deferred
income tax expense) to average net assets(7) (8) (9)	10.51%	17.38%	1.29%
Ratio of expenses (excluding current and deferred
income tax expense) to average net assets(7) (9) (10)	4.46%	3.47%	1.39%
Ratio of net investment income (loss) to average net assets
(including current and deferred income tax expense)(7) (8) (9)	(9.84)%	(16.31)%	0.60%
Ratio of net investment income (loss) to average net assets
(excluding current and deferred income tax expense)(7) (9) (10)	(3.79)%	(2.40)%	0.50%
Portfolio turnover rate(7)	9.90%	5.56%	0.08%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$190,000	$120,000	$120,000
Tortoise Preferred Stock, end of period (000’s)	$110,000	$70,000	—
Per common share amount of auction rate senior notes
outstanding at end of period	$10.92	$7.49	$7.52
Per common share amount of net assets, excluding
auction rate senior notes, at end of period	$38.76	$34.28	$30.75
Asset coverage, per $1,000 of principal amount of auction
rate senior notes and short-term borrowings(11)	$3,770	$4,372	$4,087
Asset coverage ratio of auction rate senior notes and
short-term borrowings(11)	377%	437%	409%
Asset coverage, per $25,000 liquidation value per share
of preferred stock(12)	$135,147	$178,218	—
Asset coverage, per $25,000 liquidation value per share
of preferred stock(13)	$62,315	$74,198	—
Asset coverage ratio of preferred stock(13)	249%	297%	—
(1)   Commencement of Operations.
(2)   Information presented relates to a share of common stock outstanding for the entire period.
(3)   Represents the issuance of preferred stock for the years ended November 30, 2007 and 2006. Represents the issuance of common stock for the period from May 31, 2005 through November 30, 2005.
(4)   Represents the premium on the shelf offering of less than $0.01 per share, less the underwriting and offering costs of $0.13 per share.
(5)   The per common share data for the periods ended November 30, 2006 and 2005, do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(6)   Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)   Annualized for periods less than one full year.
(8)   The Company accrued $30,376,674 and $54,292,114 for the years ended November 30, 2007 and 2006, respectively, for current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.
(9)   The expense ratios and net investment income (loss) ratios do not reflect the effect of dividend payments to preferred stockholders.
(10) This ratio excludes the impact of current and deferred income taxes.
(11) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred stock at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
(12) Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
(13) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred stock at the end of the period divided by the sum of auction rate senior notes, short-term borrowings and preferred stock outstanding at the end of the period.
See accompanying Notes to the Financial Statements.
22     Tortoise Energy Capital Corp.

Notes to Financial Statements
November 30, 2007
1. Organization
Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current cash distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYY.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company uses the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.
2007 Annual Report     23

Notes to Financial Statements
(Continued)
For the period from December 1, 2005 through November 30, 2006, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 14 percent as investment income and approximately 86 percent as return of capital. Subsequent to November 30, 2006, the Company reclassified the amount of investment income and return of capital it recognized based on the 2006 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $2,878,000 or $0.165 per share ($1,755,000 or $0.101 per share, net of deferred tax benefit); an increase of approximately $2,794,000 or $0.160 per share ($1,704,000 or $0.098 per share, net of deferred tax expense) in unrealized appreciation of investments; and an increase in realized gains of approximately $84,000 or $0.005 per share ($51,000 or $0.003 per share, net of deferred tax expense) for the year ended November 30, 2007.
D. Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2007, the Company’s dividends and distributions for book purposes were comprised entirely of return of capital as a result of the net investment loss incurred by the Company in the reporting period. For the year ended November 30, 2007, the Company’s dividends and distributions, for tax purposes, were comprised of 4.9 percent qualified dividend income and 95.1 percent return of capital.
Dividends and distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. Dividends and distributions on preferred stock are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Dividends and distributions on preferred stock are payable on the first day following the end of the dividend period. The character of dividends and distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2007 for tax purposes, the Company determined the dividends and distributions to preferred stockholders were comprised entirely of qualified dividend income.
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.
The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock is charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $103,077 were charged to additional paid-in capital for the issuance of common stock in April 2007. Offering costs (excluding underwriter commissions) of $97,910 were charged to additional paid-in capital for the issuance of preferred stock in April 2007. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series C issued in April 2007 was $71,517.
24     Tortoise Energy Capital Corp.

Notes to Financial Statements
(Continued)
G. Derivative Financial Instruments
The Company uses interest rate swap contracts in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period and amounts accrued under the derivative instruments included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the derivative instruments are recorded as realized gains or losses in the Statement of Operations.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
I. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the Company’s net asset value calculations as late as its last net asset value calculation in the first required financial statement reporting period. As a result, the Company will incorporate FIN 48 in its February 29, 2008 quarterly financial statements. As of the date of this report, the Company is evaluating the implications of FIN 48 and its impact to the financial statements has not yet been determined.
In September 2006, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, the Company does not believe the adoption of SFAS No. 157 will have a material quantitative impact on the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, the Company will have at least 80 percent of its total assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector within the United States and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.
2007 Annual Report     25

Notes to Financial Statements
(Continued)
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. Effective October 1, 2007, the Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets. Prior to October 1, 2007, the Company paid the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300,000,000 of the Company’s Managed Assets, 0.06 percent on the next $500,000,000 of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2007, are as follows:
Deferred tax assets:
Net operating loss carryforwards	$14,642,067
Organization costs	19,986
14,662,053
Deferred tax liabilities:

Net unrealized gains on investment securities and interest rate swap contracts	81,256,761
Basis reduction of investment in MLPs	17,700,657
98,957,418
Total net deferred tax liability	$84,295,365
At November 30, 2007, a valuation allowance was not recorded because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets.
Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and realized and unrealized gains on investments and interest rate swaps before taxes for the year ended November 30, 2007, as follows:
Application of statutory income tax rate	$27,123,821
State income taxes, net of federal tax benefit	3,099,865
Foreign tax, net of federal tax benefit	152,988
Total	$30,376,674
For the year ended November 30, 2007, the components of current income tax expense include foreign taxes (net of federal tax benefit) of $152,988 and deferred federal and state income taxes (net of federal tax benefit) of $27,123,821 and $3,099,865 respectively. As of November 30, 2007, the Company had a net operating loss for federal income tax purposes of approximately $37,590,000. This net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $555,000, $18,479,000 and $18,556,000 in the years ending November 30, 2025, 2026 and 2027, respectively.
26     Tortoise Energy Capital Corp.

Notes to Financial Statements
(Continued)
As of November 30, 2007, the aggregate cost of securities for federal income tax purposes was $634,698,689. At November 30, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $268,756,521, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,705,462 and the net unrealized appreciation was $267,051,059.
6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, value per unit and percent of net assets which the securities comprise at November 30, 2007.
Investment Security		Number of Units	Acquisition Date	Acquisition Cost	Value Per Unit	Value as Percent of Net Assets
Copano Energy, L.L.C.	Common Units	187,536	10/19/07	$6,499,998	$ 34.70	1.4%
Crosstex Energy, L.P.	Series D Subordinated Units	581,301	3/23/07	15,000,007	26.84	3.2
Enbridge Energy
Partners, L.P.	Class C Common Units	296,817	4/02/07	15,000,000	49.65	3.0
Exterran Partners, L.P.	Common Units	172,662	7/09/07	6,000,005	33.79	1.2
				$42,500,010		8.8%
The carrying value per unit of unrestricted common units of Copano Energy, L.L.C. was $38.99 on August 31, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Copano Energy, L.L.C. units was obtained by the Company. The carrying value per unit of unrestricted common units of Crosstex Energy, L.P. (into which the restricted subordinated units are convertible) was $34.65 on March 23, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Crosstex Energy, L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of Enbridge Energy Partners, L.P. (into which the restricted Class C common units are convertible) was $56.39 on April 2, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Enbridge Energy Partners, L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of Exterran Partners, L.P. was $39.44 on July 9, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Exterran Partners, L.P. units was obtained by the Company.
7. Investments in Affiliate
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of the affiliate securities held by the Company as of November 30, 2007 amounted to $58,182,302, representing 12.0 percent of net assets applicable to common stockholders. A summary of affiliated transactions for the company which is or was an affiliate at November 30, 2007 or during the year ended November 30, 2007, is as follows:
						November 30, 2007
	Share Balance 11/30/06	Gross Additions	Gross Reductions	Realized Gain (Loss)	Gross Distributions Received	Share Balance	Value
Crosstex Energy, L.P.	1,269,913	$—	$ —	$ —	$2,895,402	1,269,913	$42,580,183
Crosstex Energy, L.P. - Series D Subordinated Units	—	15,000,007	—	—	—	581,301	15,602,119
		$15,000,007	$ —	$ —	$2,895,402		$58,182,302
2007 Annual Report     27

Notes to Financial Statements
(Continued)
8. Investment Transactions
For the year ended November 30, 2007, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $224,227,387 and $88,074,742 (excluding short-term debt securities and interest rate swaps), respectively.
9. Auction Rate Senior Notes
The Company has issued $190,000,000 aggregate principal amount of auction rate senior notes (collectively, the “Notes”). The Notes were issued in denominations of $25,000. Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. At November 30, 2007, fair value of the Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The table below shows the maturity date, notional amount, current rate as of November 30, 2007, the weighted-average rate for the year ended November 30, 2007 and the typical rate period for each series of Notes outstanding at November 30, 2007. The Company may designate a rate period that is different than the rate period indicated in the table below.
Series	Maturity Date	Notional Amount	Current Rate	Weighted-Average Rate	Rate Period
Series A	November 14, 2045	$60,000,000	5.85%	5.43%	28 days
Series B	November 14, 2045	60,000,000	5.85%	5.52%	28 days
Series C	April 2, 2047	70,000,000	5.50%	5.60%(1)	28 days
		$190,000,000
(1)   Rate for period from April 2, 2007 (date of issuance) through November 30, 2007.
The rates shown in the above table do not include commissions paid to the auction agent in the amount of 0.25 percent which are included in auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The Notes are not listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.
10. Preferred Stock
The Company has 4,400 authorized shares of Money Market Preferred (“MMP”) Stock, of which all 4,400 shares are currently outstanding. The MMP Stock has rights determined by the Board of Directors. The MMP Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends and distributions, whether or not declared. Holders of the MMP Stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. At November 30, 2007, fair value of the MMP Stock approximates the carrying amount because the dividend rate fluctuates with changes in interest rates available in the current market. The table below shows the number of shares outstanding, aggregate liquidation preference, current rate as of November 30, 2007, the weighted-average rate for year ended November 30, 2007 and the typical rate period for each series of MMP Stock outstanding at November 30, 2007. The Company may designate a rate period that is different than the rate period indicated in the table below.
Series	Shares Outstanding	Aggregate Liquidation Preference	Current Rate	Weighted-Average Rate	Rate Period
MMP I Stock	2,800	$70,000,000	6.10%	5.66%	28 days
MMP II Stock	1,600	40,000,000	6.20%	5.75%(1)	28 days
	4,400	$110,000,000
(1)   Rate for period from April 5, 2007 (date of issuance) through November 30, 2007.
28     Tortoise Energy Capital Corp.

Notes to Financial Statements
(Continued)
The rates in the above table do not include commissions paid to the auction agent in the amount of 0.25 percent which are included in auction agent fees in the accompanying Statement of Operations. The Company paid a $200,000 fee in October 2007 to facilitate a change in the lead auction agent for the MMP II Stock. This fee is included in auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Stock would be less than 200 percent.
The MMP Stock is redeemable in certain circumstances at the option of the Company. The MMP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP Stock have voting rights equal to the holders of common stock (one vote per MMP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
11. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest and dividend expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding auction rate senior notes and MMP Stock, respectively, or if the Company loses its credit rating on its auction rate senior notes or MMP Stock, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes and MMP Stock. Details of the interest rate swap contracts outstanding as of November 30, 2007, are as follows:
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Depreciation
U.S. Bank, N.A.	4/21/2012	$45,000,000	4.99%	1 month U.S. Dollar LIBOR	$(1,766,984)
U.S. Bank, N.A.	2/15/2013	20,000,000	4.95%	1 month U.S. Dollar LIBOR	(798,676)
U.S. Bank, N.A.	4/15/2013	20,000,000	5.03%	1 month U.S. Dollar LIBOR	(878,019)
U.S. Bank, N.A.	4/21/2014	35,000,000	5.06%	1 month U.S. Dollar LIBOR	(1,638,663)
U.S. Bank, N.A.	2/28/2015	15,000,000	5.01%	1 month U.S. Dollar LIBOR	(659,457)
U.S. Bank, N.A.	11/25/2015	60,000,000	5.11%	1 month U.S. Dollar LIBOR	(3,049,076)
U.S. Bank, N.A.	12/02/2015	60,000,000	5.11%	1 month U.S. Dollar LIBOR	(3,046,297)
U.S. Bank, N.A.	2/28/2017	15,000,000	5.05%	1 month U.S. Dollar LIBOR	(689,395)
U.S. Bank, N.A.	3/01/2018	20,000,000	4.99%	1 month U.S. Dollar LIBOR	(787,557)
		$290,000,000			$(13,314,124)
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty.
2007 Annual Report     29

Notes to Financial Statements
(Continued)
12. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 17,406,086 shares outstanding at November 30, 2007. Transactions in common stock for the years ended November 30, 2006 and 2007, were as follows:
Shares at November 30, 2005	15,950,661
Shares issued through reinvestment of dividends and distributions	63,141
Shares at November 30, 2006	16,013,802
Shares sold through shelf offering	1,350,000
Shares issued through reinvestment of dividends and distributions	42,284
Shares at November 30, 2007	17,406,086
13. Credit Facilities
On July 25, 2006, the Company entered into a $20,000,000 unsecured committed credit facility, maturing July 25, 2007, with U.S. Bank, N.A. The principal amount of the credit facility was subsequently increased to $120,000,000. The credit facility had a variable annual interest rate equal to the one-month LIBOR plus 0.75 percent.
On March 22, 2007, the Company entered into an agreement establishing a new $150,000,000 unsecured credit facility maturing on March 21, 2008. The new credit facility replaces the previous credit facility. Under the terms of the new credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual interest rate equal to the one-month LIBOR plus 0.75 percent.
The average principal balance and interest rate for the period during which the credit facilities were utilized during the year ended November 30, 2007 was approximately $36,100,000 and 6.03 percent, respectively. At November 30, 2007, the principal balance outstanding was $24,700,000 at an interest rate of 5.99 percent.
14. Subsequent Events
Subsequent to November 30, 2007, the Company issued shares in the amount of $1,223,625 for the dividend reinvestment portion of the dividend payable on November 30, 2007.
On December 3, 2007, the Company provided notice that it would change the length of the typical auction rate period for the MMP II Stock from 28 days to 7 days beginning on December 20, 2007.
On December 21, 2007, the Company provided notice of its intention to designate the next subsequent rate period for the $60,000,000 Series B Auction Rate Senior Notes as a special rate period. The special rate period will commence on January 11, 2008 and continue through January 21, 2008.
On December 21, 2007, the Company completed a private offering of $100,000,000 of Series D Senior Notes. The notes mature on December 21, 2014 and bear a fixed interest rate of 6.07 percent. The net proceeds of approximately $99,700,000 will be used to retire a portion of its outstanding Auction Rate Senior Notes.
On December 21, 2007, the Company filed with the SEC its notice to redeem a portion of its outstanding Auction Rate Note Series. The table below details the series, the current notional amount, date of redemption and the principal redemption amount.
Series	Notional Amount	Redemption Date	Redemption Amount
Series A	$60,000,000	2/01/2008	$20,000,000
Series B	60,000,000	1/22/2008	60,000,000
Series C	70,000,000	2/05/2008	20,000,000
On January 10, 2008, the Company terminated $45,000,000 of a $60,000,000 notional swap contract (5.105 percent, 11/25/2015) and $45,000,000 of a $60,000,000 notional swap contract (5.105 percent, 12/2/2015). The Company realized losses of $3,012,000 and $3,070,100, respectively, on the termination of these contracts.
30     Tortoise Energy Capital Corp.

Report Of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders
Tortoise Energy Capital Corporation
We have audited the accompanying statement of assets and liabilities of Tortoise Energy Capital Corporation (the Company), including the schedule of investments, as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Capital Corporation at November 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Kansas City, Missouri
January 16, 2008
2007 Annual Report     31

Company Officers and Directors  (Unaudited)
November 30, 2007
Name and Age*	Position(s) with Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Overseen by Director(1)	Other Positions Held by Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999).	6	None
John R. Graham, (Born 1945)	Director since 2005
Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			6	Kansas State Bank
Charles E. Heath, (Born 1942)	Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

(1)   This number includes TYG, TYN, TTO, two private companies and the Company. Our Adviser also serves as the investment adviser to TYG, TYN, TTO and two private companies.
*      The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
32     Tortoise Energy Capital Corp.

Company Officers and Directors  (Unaudited)
November 30, 2007 (Continued)
Name and Age*	Position(s) with Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Overseen by Director(1)	Other Positions Held by Director
Interested Directors and Officers(2)
H. Kevin Birzer, (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	None
Terry C. Matlack, (Born 1956)	Director and Chief Financial Officer since 2005; Assistant Treasurer since November 2005; Chief Compliance Officer from 2005 through May 2006; Treasurer from inception to November 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); CFA designation since 1985.	6	None
David J. Schulte, (Born 1961)	President and Chief Executive Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); CFA designation since 1992.	N/A	None
Zachary A. Hamel, (Born 1965)	Senior Vice President since 2005; Secretary from 2005 to April 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); CFA designation since 1998.	N/A	None
Kenneth P. Malvey, (Born 1965)	Senior Vice President since inception; Treasurer since November 2005; Assistant Treasurer from inception to November 2005
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); CFA designation since 1996.
			N/A	None

(1)   This number includes TYG, TYN, TTO, two private companies and the Company. Our Adviser also serves as the investment adviser to TYG, TYN, TTO and two private companies.
(2)   As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*      The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
2007 Annual Report     33

Additional Information  (Unaudited)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the year ended November 30, 2007, the aggregate compensation paid by the Company to the independent directors was $113,000. The Company did not pay any special compensation to any of its directors or officers.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2007 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.
Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
34     Tortoise Energy Capital Corp.

Additional Information  (Unaudited)
(Continued)
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Automatic Dividend Reinvestment Plan
If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.
If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.
Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.
Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (312) 588-4990 or visit their Web site at www.computershare.com.
Approval of Investment Advisory Agreement
In approving the renewal of the Investment Advisory Agreement in November 2007, the independent directors (“Directors”) of the Company requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Directors requested and received data and information from independent, third-party sources regarding the factors considered in their evaluation.
Factors Considered
The Directors considered and evaluated all the information provided by the Adviser. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Directors’ decision was based on the following factors.
Nature, Extent and Quality of Services Provided. The Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other the Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.
2007 Annual Report     35

Additional Information  (Unaudited)
(Continued)
Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Directors reviewed and evaluated information regarding the Company’s and the performance of other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods. The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Directors have reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other funds with similar investment objectives and strategies.
The Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Directors noted that the fee charged to the Company (0.95 percent of the Company’s average monthly Managed Assets) is below the average of the fees in comparable closed-end MLP funds. The Directors concluded that the fees and expense ratios that the Company is paying under the Advisory Agreement are reasonable given the quality of services provided under the Advisory Agreement and that such fees and expenses are comparable to, and in some cases lower than, the fees charged by advisors to comparable funds.
Economies of Scale. The Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.
Collateral Benefits Derived by the Adviser. The Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.
The Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company.
Conclusions of the Directors
As a result of this process, the independent directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.
36     Tortoise Energy Capital Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Energy Capital Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYY
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
Name	Ticker/ Inception Date	Primary Target Investments	Investor Suitability	Total Assets as of 11/30/07 ($ in millions)
Tortoise Energy Capital Corp.	TYY May 2005	Public U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	$911
Tortoise Energy Infrastructure Corp.	TYG Feb. 2004	Public U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	$1,262
Tortoise North American Energy Corp.	TYN Oct. 2005	Public Canadian and U.S. Energy Infrastructure	Taxable Accounts	$195
Tortoise Capital Resources Corp.	TTO Dec. 2005 (Feb. 2007 – IPO)	Private and Micro Cap Public U.S. Energy Infrastructure Companies	Retirement Accounts Pension Plans Taxable Accounts	$155 (as of 8/31/07)

...Steady Wins™
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s President and Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.
Item 4. Principal Accountant Fees and Services.
The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
	FYE 11/30/2007	FYE 11/30/2006
Audit Fees	$150,000	$144,000
Audit-Related Fees	$ 28,000	$ 36,000
Tax Fees	$ 73,000	$ 42,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$101,000	$ 78,000
The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal year ended November 30, 2007, the Adviser incurred approximately $10,000 in fees payable to the principal accountant in connection with determining the Adviser’s compliance with GIPS® standards in 2006, and in addition, in 2006 the Adviser paid the principal accountant fees in the amount of $20,500 in connection with determining the Adviser’s compliance with AIMR-PPS® standards in 2005 and 2004. Additionally, the Adviser paid the principal accountant in 2007 for general tax consulting services in the amount of $12,000 for services delivered in 2006. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Unless otherwise indicated, information is presented as of November 30, 2007.
Portfolio Managers
Management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry C. Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name, Age and Address	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer,48 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director and Chairman of the Board of Registrant since its inception
Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser (1990 – present). Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); and Vice President, F. Martin Koenig & Co. (1983- 1986).

Terry C. Matlack, 51 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210
Director and Chief Financial Officer of Registrant since its inception; Assistant Treasurer of Registrant since November 2005; Treasurer of Registrant from its inception to November 2005; Chief Compliance Officer of Registrant from its inception through May 2006

Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001- 2002). Formerly, President, GreenStreet Capital (1995 - 2001); CFA designation since 1985.

David J. Schulte, 46 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	President and Chief Executive Officer of Registrant since its inception	Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); CFA designation since 1992.
Zachary A. Hamel, 42 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Senior Vice President of Registrant since its inception; Secretary of Registrant from its inception to April 2007	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present).
Kenneth P. Malvey, 42 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Treasurer of Registrant since November 2005; Senior Vice President of Registrant since its inception; Assistant Treasurer of Registrant from its inception to November 2005
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996 - 2002).

Messrs. Birzer and Matlack also serve as directors of Tortoise North American Energy Corporation (“TYN”), Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Total Return Fund, LLC (“TTRF”), Tortoise Gas and Oil Corporation (“TGO”) and Tortoise Power and Energy Income Company (“TPZ”), registered closed-end management investment companies (TPZ has registered as an investment company but not yet commenced operations), as well as Tortoise Capital Resources Corporation (“TTO”), a closed-end management investment company that has elected to be regulated as a business development company. Messrs. Matlack, Schulte, Hamel and Malvey also serve as officers of TYN, TYG, TTO, TTRF, TGO and TPZ. The Adviser also serves as the investment adviser to TYN, TYG, TTO, TTRF, TGO and TPZ.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2007:
Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	4	$1,569,922,564	0	—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	—
Zachary A. Hamel
Registered investment companies	4	$1,569,922,564	0	—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	—
Kenneth P. Malvey
Registered investment companies	4	$1,569,922,564	0	—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	—
Terry C. Matlack
Registeredinvestmentcompanies	4	$1,569,922,564	0	—
Otherpooledinvestmentvehicles	1	$155,875,775	1	$155,875,775
Otheraccounts	177	$230,109,731	0	—
David J. Schulte
Registered investment companies	4	$1,569,922,564	0	—
Other pooled investment vehicles	1	$155,875,775	1	$155,875,775
Other accounts	177	$230,109,731	0	—
Material Conflicts of Interest
Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Registrant, TYN, TYG, TTO, TTRF, TGO and TPZ have the same investment adviser, rely on some of the same personnel and will use the same portfolio managers. To the extent certain energy infrastructure company securities meet the Registrant’s investment objective and the objectives of other investment companies or accounts managed by the Adviser, the Registrant may compete with such companies or accounts for the same investment opportunities.
Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.
Under the Investment Company Act of 1940, the Registrant and its affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Adviser will not co-invest its other clients’ assets in negotiated private transactions in which the Registrant invests. To the extent the Registrant is precluded from co-investing, the Adviser will allocate private investment opportunities among its clients, including but not limited to the Registrant and its affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.
To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions that may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.
The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Registrant’s.

Compensation
None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM Tortoise, L.L.C., the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.
Securities Owned in the Registrant by Portfolio Managers
The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2007:
Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	$100,001-$500,000
Kenneth P. Malvey	$10,001-$50,000
Terry C. Matlack	$100,001-$500,000
David J. Schulte	$10,001-$50,000
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/07-6/30/07	0	0	0	0
Month #2 7/1/07-7/31/07	0	0	0	0
Month #3 8/1/07-8/31/07	0	0	0	0
Month #4 9/1/07-9/30/07	0	0	0	0
Month #5 10/1/07-10/31/07	0	0	0	0
Month #6 11/1/07-11/30/07	0	0	0	0
Total	0	0	0	0
Item 10. Submission of Matters to a Vote of Security Holders.
None.

Item 11. Controls and Procedures.
(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	Tortoise Energy Capital Corporation
By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer
Date  February 5, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer
Date  February 5, 2008
By (Signature and Title)	/s/ Terry Matlack
Terry C. Matlack, Chief Financial Officer
Date  February 5, 2008